SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       FEBRUARY 12, 1998


                             AVIATION SALES COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                            1-11775               65-0665658
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(STATE OR OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)


                      6905 NW 25TH STREET, MIAMI, FL 33122
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (305) 592-4055


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.

CARIBE AVIATION, INC.

         On February 12, 1998, the Company entered into a definitive merger agreement with Caribe Aviation, Inc., a Florida corporation ("Caribe"), and its wholly owned subsidiary, Aircraft Interior Design, Inc., a Florida corporation ("Aircraft Interior"), for approximately $25 million, payable in cash, stock, and the assumption of debt. The merger is to be financed from available cash and/or from existing bank lines of credit and is subject to certain conditions, including governmental approvals.

         Caribe is a FAA licensed repair station serving commercial airlines worldwide specializing in the maintenance, repair and overhaul of hydraulic, pneumatic, electrical and electro-mechanical aircraft components as well as avionics and instruments on Airbus and Boeing Aircraft. Aircraft Interior manufactures plastic cabin interior replacement parts under FAA-PMA approval and refurbishes aircraft interior components including passenger and crew seats.

         Under the definitive agreement, Ben Quevedo, the President of Caribe, will enter into a two-year employment agreement with the Company and continue as the on-going management of Caribe.

RULE 144A DEBT OFFERING

         On February 17, 1998, the Company sold $165 million in senior subordinated notes ("the Notes") due in 2008 with a coupon rate of 8.125% at a price of 99.395%. Proceeds will be used to repay debt and for general corporate purposes, including acquisitions, working capital needs and capital expenditures.

         The Notes are general unsecured obligations of the Company, subordinated in right of payment to all existing and future senior debt of the Company. The Notes are unconditionally guaranteed, on a senior subordinated basis (the "Subsidiary Guarantees"), by substantially all of the Company's existing subsidiaries (the "Subsidiary Guarantors"). The Subsidiary Guarantees will be subordinated in right of payment to all existing and future senior debt of the Subsidiary Guarantors.

         The Notes were issued in a transaction exempt from the registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act") and may not be resold absent registration under the Act or an applicable exemption from such registration requirements. The issuance of the Notes has been structured to allow for secondary market trading of the Notes among qualified institutional buyers in the PORTAL market of the National Association of Securities Dealers, Inc.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      Exhibits.

                                                                                                  SEQUENTIAL PAGE
     EXHIBIT NO.                                    DESCRIPTION                                       NUMBER
     -----------                                    -----------                                   ---------------

        99.1 Press Release dated February 17, 1998 announcing the consummation of the Caribe Merger.

        99.2           Press Release dated February 17, 1998 announcing the
                       Rule 144A Debt Offering.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 5, 1998                    AVIATION SALES COMPANY



                            By:  /s/ JOSEPH E. CIVILETTO
                                 ----------------------------------------------
                                 Joseph E. Civiletto
                                 Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------
   99.1 Press Release dated February 17, 1998 announcing the consummation of the Caribe Merger.

   99.2 Press Release dated February 17, 1998 announcing the Rule 144A Debt Offering.